This is filed pursuant to Rule 497(e).
File Nos. 33-60560 and 811-07618.

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ALLIANCE LOGO



                                   ALLIANCEBERNSTEIN MUNICIPAL INCOME PORTFOLIOS
                                                        -California Portfolio II
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Supplement dated December 12, 2008 to the Prospectus dated February 1, 2008, as supplemented August 6, 2008, September 24, 2008 and December 1, 2008, of the AllianceBernstein Municipal Income Fund, Inc. (the "Fund") offering Class A, Class B and Class C shares of the California Portfolio II (the "Portfolio").

                                    * * * * *

The shareholders of the Portfolio have approved the acquisition of the Portfolio by California Portfolio, a series of the Fund. The acquisition of the Portfolio is expected to take place in the first quarter of 2009.

                                    * * * * *

For more information, please call your financial advisor or visit our website at www.AllianceBernstein.com.

This Supplement should be read in conjunction with the Prospectus for the Portfolio.

You should retain this Supplement with your Prospectus for future reference.

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AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.





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